              AmeriCredit Automobile Receivables Trust 1997-D
                   Class A-1 5.800% Asset Backed Notes
                Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 6.240% Asset Backed Notes
                    Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.


The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:     08/01/98
Monthly Period Ending:        08/31/98

I.   MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE
     CALCULATION:

     A.   Beginning of period Aggregate Principal
          Balance                                                                                         $325,356,729
                                                                                                          ------------
     B.   Purchase of Subsequent Receivables                                                                         0
                                                                                                          ------------
     C.   Monthly Principal Amounts

          (1)  Collections on Receivables outstanding
                 at end of period                                                             8,697,457
                                                                                           ------------
          (2)  Collections on Receivables paid off
                 during period                                                                2,965,711
                                                                                           ------------
          (3)  Receivables becoming Liquidated Receivables
                 during period                                                                3,517,520
                                                                                           ------------
          (4)  Receivables becoming Purchased Receivables
                 during period
                                                                                           ------------
          (5)  Cram Down Losses occurring during period
                                                                                           ------------
          (6)  Other Receivables adjustments                                                    (78,818)
                                                                                           ------------
          (7)  Less amounts allocable to Interest                                            (4,754,154)
                                                                                           ------------

          Total Monthly Principal Amounts                                                                  10,347,716
                                                                                                          ------------

     D.   End of period Aggregate Principal Balance                                                       $315,009,013
                                                                                                          ------------
                                                                                                          ------------

     E.   Pool Factor                                                                                        78.752390%
                                                                                                          ------------
                                                                                                          ------------
II.  MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                             Class A-1        Class A-2      Class A-3        TOTAL
                                                             ---------        ---------      ---------       ---------

     A.   Beginning of period Note Balance                   $6,316,525     $182,000,000   $123,000,000   $311,316,525
                                                             ---------------------------------------------------------

     B.   Noteholders' Principal Distributable Amount         6,316,525        4,031,191              0     10,347,716
     C.   Noteholders' Accelerated Principal Amount                   0          350,057              0        350,057
     D.   Accelerated Payment Amount Shortfall                        0                0              0              0
     E.   Note Prepayment Amount                                      0                0              0              0
     F.   Deficiency Claim Amount                                     0                0              0              0
                                                             ---------------------------------------------------------

     G.   End of period Note Balance                         $        0     $177,618,752   $123,000,000   $300,618,752
                                                             ---------------------------------------------------------
                                                             ---------------------------------------------------------
     H.   Note Pool Factors                                    0.000000%       97.592721%    100.000000%     75.154688%
                                                             ---------------------------------------------------------
                                                             ---------------------------------------------------------


III. RECONCILIATION OF PRE-FUNDING ACCOUNT:

     A.   Beginning of period Pre-Funding Account balance                                             $         0
                                                                                                      ------------
     B.   Purchase of Subsequent Receivables                                         0
                                                                          ------------
     C.   Investment Earnings                                                        0
                                                                          ------------
     D.   Investment Earnings Transfer to Collections Account                        0
                                                                          ------------
     E.   Payment of Mandatory Prepayment Amount                                                                0
                                                                                                      ------------
     F.   End of period Pre-Funding Account balance                                                   $         0
                                                                                                      ------------
                                                                                                      ------------
IV.  CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

     A.   Total Monthly Principal Amounts                                                             $10,347,716
                                                                                                      ------------
     B.   Required Pro-forma Security Balance                              283,508,112
                                                                          ------------
     C.   Pro-forma Security Balance (Assuming 100% Paydown of
           Total Monthly Principal Amounts)                                300,968,809
                                                                          ------------
     D.   Step-down Amount  (B. - C.)                                                                           0
                                                                                                      ------------
     E.   Principal Distributable Amount  (A.- D.)                                                    $10,347,716
                                                                                                      ------------
                                                                                                      ------------


V.   RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

     A.   Beginning of period Capitalized Interest  Account balance                                   $         0
                                                                                                      ------------
     B.   Monthly Capitalized Interest Amount                                        0
                                                                          ------------
     C.   Investment Earnings                                                        0
                                                                          ------------
     D.   Investment Earnings Transfer to Collections Account                        0
                                                                          ------------
     E.   Payment of Overfunded Capitalized Interest Amount                          0
                                                                          ------------
     F.   Payment of Remaining Capitalized Interest Account                          0
                                                                          ------------
                                                                                                                0
                                                                                                      ------------
     G.   End of period Capitalized Interest Account balance                                          $         0
                                                                                                      ------------
                                                                                                      ------------

VI.  RECONCILIATION OF COLLECTION ACCOUNT:

     A.   Available Funds:

          (1)  Collections on Receivables during period
                 (net of Liquidation Proceeds)                             $11,663,168
                                                                          ------------
          (2)  Liquidation Proceeds collected
                 during period                                               1,402,878
                                                                          ------------
          (3)  Purchase Amounts deposited in Collection
                 Account
                                                                          ------------
          (4) (a)  Investment Earnings - Collection Account                     30,747
                                                                          ------------
              (b)  Investment Earnings - Transfer From Prefunding
                     Account                                                         0
                                                                          ------------
              (c)  Investment Earnings - Transfer From Capitalized
                     Interest Account                                                0
                                                                          ------------
          (5)  Collection of Supplemental Servicing Fees
              (a)  Extension Fees                                               98,380
                                                                          ------------
              (b)  Repo and Recovery Fees Advanced                              69,979
                                                                          ------------
              (c)  Other Fees                                                   81,314
                                                                          ------------
          (6)  Monthly Capitalized Interest Amount                                   0
                                                                          ------------
          (7)  Mandatory Prepayment Amount
                                                                          ------------
     Total Available Funds                                                                             13,346,466
                                                                                                      ------------
     B.   Distributions:

     (1)  Base Servicing Fee and Supplemental Servicing Fees
              (a)  Base Servicing Fee                                         608,011
                                                                          ------------
              (b)  Repo and Recovery Fees                                      69,979
                                                                          ------------
              (c)  Bank Service Charges                                         9,089
                                                                          ------------
              (d)  Other Fees                                                  81,314
                                                                          ------------
     (2)  Agent fees                                                            2,033
                                                                          ------------
     (3)  Refunds of Overpayments paid by AFS                                  15,376
                                                                          ------------
     (4)  Noteholders' Interest Distributable Amount
              (a)  Class A - 1                                                 34,601
                                                                          ------------
              (b)  Class A - 2                                                996,311
                                                                          ------------
              (c)  Class A - 3                                                639,600
                                                                          ------------

     (5)  Noteholders' Principal Distributable Amount
              (a)  Class A - 1                                              6,316,525
                                                                          ------------
              (b)  Class A - 2                                              4,031,191
                                                                          ------------
              (c)  Class A - 3                                                      0
                                                                          ------------
     (6)  Security Insurer Premiums                                           117,457
                                                                          ------------
     Total distributions                                                                              12,921,487
                                                                                                      ------------
     C.   Excess Available Funds  (or Deficiency Claim Amount )                                          424,979
                                                                                                      ------------
     D.   Noteholders' Accelerated Principal Amount                                                     (350,057)
                                                                                                      ------------
     E.   Deposit to Spread Account                                                                     ($74,922)
                                                                                                      ------------
                                                                                                      ------------

VII. CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

     A.   Excess Available Funds  (VI.C. - VI.E.)                                                $    350,057
                                                                                                 -------------
     B.   Pro Forma Security Balance    (II.A.-II.B.)                                             300,968,809
                                                                                                 -------------
     C.   Required Pro Forma Security Balance     (90% x (I.D.+III.F.)                            283,508,112
                                                                                                 -------------
     D.   Excess of Pro Forma Balance over Required Balance (B. - C.)                              17,460,697
                                                                                                 -------------
     E.   End of Period  Class A-1 Note Balance (before accel. payments)                                    0
                                                                                                 -------------
     F.   Greater of D. or E.                                                                      17,460,697
                                                                                                 -------------
     G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                       $    350,057
                                                                                                                    -------------

VIII.     CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

     A.   Pro Forma Security Balance                                                             $300,968,809
                                                                                                 -------------
     B.   Required Pro Forma Security Balance                                                     283,508,112
                                                                                                 -------------
     C.   Excess of Pro Forma Balance over Required Balance (A. - B.)                              17,460,697
                                                                                                 -------------
     D.   End of Period  Class A-1 Note Balance (before accel. payments)                                    0
                                                                                                 -------------
     E.   Greater of C. or D.                                                                      17,460,697
                                                                                                 -------------
     F.   Excess Available Funds  (VI.C.)                                                             424,979
                                                                                                 -------------
     G.   Investment Earnings on Collection Account                                                    30,747
                                                                                                 -------------
     H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                                          $ 17,066,465
                                                                                                                    -------------
IX.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Beginning of period Spread Account balance                                                                $  3,902,191
                                                                                                                    -------------
     B.   Additions to Spread Account
          (1)  Deposits from Collections Account  (VI. E.)                                             74,922
                                                                                                 -------------
          (2)  Investment Earnings                                                                     22,880
                                                                                                 -------------
          (3)  Deposits Related to Subsequent Receivables Purchases                                         0
                                                                                                 -------------
          Total Additions                                                                                                 97,802
                                                                                                                    -------------
     C.   Spread Account balance available for  withdrawals                                                            3,999,993
                                                                                                                    -------------
     D.   Requisite Amount of Spread Account
          (1)  Initial Spread Account Deposit                                                    $  3,249,993
                                                                                                 -------------
          (2)  Subsequent Spread Account Deposits                                                     750,000
                                                                                                 -------------
          (3)  Total Initial & Subsequent Spread Account Deposits (1)+(2)                           3,999,993
                                                                                                 -------------
          (4)  $100,000                                                                               100,000
                                                                                                 -------------
          (5)  2% of Original Pool Balance (total deliveries)                                       7,999,986
                                                                                                 -------------
          (6)  End of period Note Balance (before accel. principal shortfall calc)                300,618,752
                                                                                                 -------------
          (7)  Lesser of (5) or (6)                                                                 7,999,986
                                                                                                 -------------
          (8)  Floor Amount Greater of (4) or (7)                                                   7,999,986
                                                                                                 -------------
          (9)  Aggregate Principal Balance                                                                           315,009,013
                                                                                                                     -------------
          (10) End of period Note Balance (before accel. principal shortfall calc)                300,618,752
                                                                                                 -------------
          (11) Line (9) less line (10)                                                             14,390,261
                                                                                                 -------------
          (12) OC level  (11) / (9)                                                                      4.57%
                                                                                                 -------------
          (13) 13% less OC level, if OC level is greater than 10%                                      n/a
                                                                                                 -------------
          (14) If OC level is equal to or greater than 10%, Percent in (13) x End
               of Period Aggregate Principal Balance                                                   n/a
                                                                                                 -------------
          (15) If OC level is less than 10%, 1% of Original Pool Balance (total
               deliveries)                                                                          3,999,993
                                                                                                 -------------
          (16) 15% of end of period Aggregate Principal Balance if Trigger Date                        n/a
                                                                                                 -------------
          Requisite Amount of Spread Account (either (3), (8), (14), (15), or
          (16) as applicable)                                                                                           3,999,993
                                                                                                                     -------------
      E.  Withdrawals from Spread Account

          (1)  Priority First - Deficiency Claim Amount
                                                                                                 -------------
          (2)  Priority Second through Third
                                                                                                 -------------
          (3)  Priority Fourth - Accelerated Payment Amount Shortfall              17,066,465
                                                                                -------------
               Accelerated Payment Amount Shortfall in Excess of Requisite Amount                           0
                                                                                                 -------------
          (4)  Priority Fifth through Sixth
                                                                                                 -------------
          (5)  Priority Seventh - to Servicer
                                                                                                 -------------
          Total withdrawals                                                                                                     0
                                                                                                                     -------------
     F.   End of period Spread Account balance                                                                         $3,999,993
                                                                                                                     -------------

X.   MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

     A.   Beginning of period number of Receivables                                     29,457
                                                                                  --------------
     B.   Number of Subsequent Receivables Purchased                                         0
                                                                                  --------------
     C.   Number of Receivables becoming Liquidated
            Receivables during period                                                      193
                                                                                  --------------
     D.   Number of Receivables becoming Purchased
            Receivables during period
                                                                                  --------------
     E.   Number of Receivables paid off during period                                     293
                                                                                  --------------
     F.   End of period number of Receivables                                           28,971
                                                                                  --------------
                                                                                  --------------
XI.  STATISTICAL DATA:

     A.   Weighted Average APR of the Receivables                                        19.26%
                                                                                  --------------
     B.   Weighted Average Remaining Term of the Receivables                             45.98
                                                                                  --------------
     C.   Average Receivable Balance                                                   $10,873
                                                                                  --------------
     D.   Aggregate Realized Losses                                                $13,327,142
                                                                                  --------------

By:
          -------------------------------------------
Name:     PRESTON A. MILLER
Title:    EXECUTIVE VICE PRESIDENT AND TREASURER
Date:     SEPTEMBER 1, 1998

                 AmeriCredit Automobile Receivables Trust 1997-D
                     Class A-1 5.800% Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                     Class A-3 6.240% Asset Backed Notes
                           Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1997-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Harris Trust and Savings Bank, as Backup Servicer and Trust Collateral Agent, dated as of November 11, 1997. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:           08/01/98
Monthly Period Ending:              08/31/98

I.   MONTHLY PERIOD NOTE BALANCE CALCULATION:

                                                                       Class A-1      Class A-2     Class A-3      TOTAL
                                                                    ------------------------------------------------------------

     A.   Preliminary End of period Note Balance                              $0   $177,618,752   $123,000,000   $300,618,752
                                                                    ------------------------------------------------------------
     B.   Deficiency Claim Amount                                              0              0              0              0

     C.   End of period Note Balance                                          $0   $177,618,752   $123,000,000   $300,618,752
                                                                    ------------------------------------------------------------
                                                                    ------------------------------------------------------------
     D.   Note Pool Factors                                             0.000000%     97.592721%    100.000000%     75.154688%
                                                                    ------------------------------------------------------------
                                                                    ------------------------------------------------------------
II.  RECONCILIATION OF SPREAD ACCOUNT:

     A.   Preliminary End of period Spread Account balance                                                       $  3,999,993
                                                                                                                 ------------
     B.   Priority First - Deficiency Claim Amount from preliminary certificate                                             0
                                                                                                                 ------------
     C.   End of period Spread Account balance                                                                   $  3,999,993
                                                                                                                 ------------
X.   PERFORMANCE TESTS:

     A.   Delinquency Ratio
          (1)   Receivables with Scheduled Payment
                  delinquent more than 60 days
                  at end of period                                                                $  7,817,868
                                                                                                  ------------
          (2)   Purchased Receivables with Scheduled
                  Payment delinquent more than 60
                  days at end of period
                                                                                                  ------------
          (3)   Beginning of period Principal Balance                                              325,356,729
                                                                                                  ------------
          (4)   Delinquency Ratio (1)+(2) divided by (3)                                                                 2.40%
                                                                                                                 ------------
          (5)   Previous Monthly Period Delinquency Ratio                                                                1.97%
                                                                                                                 ------------
          (6)   Second previous Monthly Period Delinquency Ratio                                                         1.80%
                                                                                                                 ------------
          (7)   Average Delinquency Ratio (4)+(5)+(6)
                  divided by 3                                                                                           2.06%
                                                                                                                 ------------
          (8)   Compliance (Delinquency Test Failure is a
                  Delinquency Ratio equal to or greater than 5.00%)                                                   yes
                                                                                                                 ------------

     B.    Cumulative Default Rate
           (1)   Defaulted Receivables in Current Period                               $  3,429,630
                                                                                       -------------
           (2)   Cumulative Defaulted Receivables Including
                   Defaulted Receivables in Current Period                               28,220,999
                                                                                       -------------
           (3)   Original Pool Balance                                                  399,999,306
                                                                                       -------------
           (4)   Cumulative Default Rate (2) divided by (3)                                               7.06%
                                                                                                      -------------
           (5)   Compliance (Default Test Failure is a Cumulative
                   Default Rate equal to or greater than 14.88%.)                                        yes
                                                                                                      -------------
     C.   Cumulative Net Loss Rate
          (1)   Receivables becoming Liquidated Receivables
                   during period                                                       $  3,517,520
                                                                                       -------------
          (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than 30 days at
                   end of period
                                                                                       -------------
          (3)   Cram Down Losses occurring during period
                                                                                       -------------
          (4)   Liquidation Proceeds collected during period                             (1,402,878)
                                                                                       -------------
          (5)   Net Losses during period (1)+(2)+(3)-(4)                                  2,114,642
                                                                                       -------------
          (6)   Net Losses since Initial Cut-off Date (Beginning
                   of Period)                                                            11,212,500
                                                                                       -------------
          (7)   50% of Receivables with Scheduled Payment delinquent
                   more than 90 days at end of period                                     2,165,406
                                                                                       -------------
          (8)   Original Aggregate Principal Balance plus
                   Pre-Funded Amount as of the Closing Date                             400,000,000
                                                                                       -------------
          (9)   Cumulative Net Loss Rate (5)+(6)+(7)
                   divided by (8)                                                                         3.87%
                                                                                                      -------------
          (10)  Compliance (Net Loss Test Failure is a
                   Net Loss Rate equal to or greater than 8.50%.)                                        yes
                                                                                                      -------------
     D.   Extension Rate
          (1)   Principal Balance of Receivables extended during current period          10,042,811
                                                                                       -------------
          (2)   Beginning of Period Aggregate Principal Balance                         325,356,729
                                                                                       -------------
          (3)   Extension Rate (1) divided by (2)                                                         3.09%
                                                                                                      -------------
          (4)   Previous Monthly Extension Rate                                                           3.17%
                                                                                                      -------------
          (5)   Second previous Monthly Extension Rate                                                    3.06%
                                                                                                      -------------
          (6)   Average Extension Rate (3)+(4)+(5)
                  divided by 3                                                                            3.11%
                                                                                                      -------------
          (7)   Compliance (Extension Test Failure is an
                  Extension Rate equal to or greater than 4%.)                                           yes
                                                                                                      -------------
XI.  DELINQUENCY:

     A.   Receivables with Scheduled Payment delinquent
         (1)   31-60 days                                                  #  2,242    $ 26,232,036       8.06%
                                                                           ----------------------------------------
         (2)   61-90 days                                                       472       5,362,583       1.65%
                                                                           ----------------------------------------
         (3)   over 90 days                                                     213       2,455,285       0.75%
                                                                           ----------------------------------------
         Receivables with Scheduled Payment delinquent
           more than 30 days at end of period                                 2,927    $ 34,049,904      10.47%
                                                                           ----------------------------------------
                                                                           ----------------------------------------

By:
    -------------------------------------------------
Name:     PRESTON A. MILLER
Title:    EXECUTIVE VICE PRESIDENT AND TREASURER
Date:     SEPTEMBER 3, 1998


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